Davenport & Company LLC
2009 Basic Industries Conference

March 5, 2009

Certain statements provided in this presentation, including those that express a belief, expectation or intention and those that are not of historical fact, are “forward-looking statements” within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve a number of risks and uncertainties and are intended to qualify for the safe harbors from liability established by the
Private Securities Litigation Reform Act of 1995. These risks and uncertainties may cause actual results to differ materially from expected results and are described in detail in filings made by U.S. Concrete, Inc. (the “Company”)
with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and subsequent Quarterly Reports on Form 10-Q.

The forward-looking statements speak only as of the date of this presentation. Investors are cautioned not to rely unduly on them. Many of these forward-looking statements are based on expectations and assumptions about future events that may prove to be inaccurate. The Company’s management considers these expectations and assumptions to be reasonable, but they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. The Company undertakes no obligation to update these statements unless required by applicable securities laws.

Also, this presentation will contain various financial measures not in conformity with generally accepted accounting principles (“GAAP”).  A reconciliation to the most comparable GAAP financial measure can be found at the end of this presentation.

Forward-Looking Statement

Company Overview

Company Overview

Ready mixed concrete

6.5 million cubic yards

132 fixed concrete and 12 portable plants

Leading market position in 5 regions

Aggregate business

7 producing aggregate facilities

2 aggregate facilities leased to third parties

Precast products

Eight production facilities

Solid operating margins

Internal and external growth
opportunities

Top 10 Producer of ready-mixed concrete in the U.S.

SAN FRANCISCO

SANTA ROSA

SACRAMENTO

SAN JOSE

MD

NJ

DE

NY

PA

FIXED READY-MIXED

PRECAST

BLOCK

AGGREGATES

Broad Geographic Footprint

HEADQUARTERS

Aggressively manage through current economic cycle

Implement cost controls throughout organization

Control capital spending

Manage balance sheet and capital structure

Maintain maximum liquidity

Evaluate existing asset base

Ensure assets are delivering appropriate returns

Increase focus on value-added and engineered sales

Conservatively evaluate internal and external growth

Our Strategy Today

Industry Overview

Over $60 billion in annual revenue

More than 2,300 independent ready-
mixed concrete producers

More than 3,500 precast concrete
manufacturers

Increasing vertical integration among
cement, aggregates and concrete
producers

Cemex / Rinker

Hanson / Heidelberg

Vulcan / Florida Rock

Votorantim / Prairie Materials

$27 billion

$26 billion

Source: National Ready-Mixed Concrete Association and National Precast Concrete Association

Large, Fragmented Market

($ in billions)

Concrete Products Market Size

$26.0

$36.0

$0.0

$10.0

$20.0

$30.0

$40.0

$50.0

$60.0

$70.0

Pre-Cast

Ready Mixed

Route to Market

Ready mixed concrete and concrete products are the
principle route to market for both cement and aggregates

9

CEMENTITIOUS

AGGREGATES

BITUMEN

MORTAR

READY MIX

CONCRETE PRODUCTS

ASPHALT + CONSTRUCTION

SERVICES

CUSTOMERS

Cement

Blended cement

Fly

-

ash

Slag

5%

75%

15%

2%

22%

15%

25%

36%

5%

%

Indicates amount of volume moved through each product

Home Builders

General Contractors/

Self Builders

Merchants/DIY

Civil Engineering

Contractors

Local Authorities /

Highway Agency

Source:  Company Estimates

Vertically Integrated Producers have achieved greater
concentration in major metropolitan markets

30.3%

Top 10 Producers Market Share Trend

3.6%

22.2%

13.1%

8.1%

0.0%

5.0%

10.0%

15.0%

20.0%

25.0%

30.0%

35.0%

2000

2008

Vertically Integrated Cement Producers

Non

-

Vertically Integrated Producers

16.7%

Ready-Mixed Concrete End Use Markets

Source:  McGraw-Hill Construction

U.S. Concrete

Source:  Company filings - 2008

Total U.S. Market

Commercial and industrial sectors generate higher margins

Streets and highways often self- performed by construction companies

McGraw-Hill U.S. Construction Forecast

Note:  4th quarter 2008 forecast

NAHB New Starts Forecast

Note:  4th quarter 2008 forecast

6.3%

(12.6%)

(30.2%)

(16.2%)

27.6%

(26.0%)

1,719

1,474

1,034

633

546

740

354

338

307

303

238

260

0

500

1000

1500

2000

2500

2005

2006

2007

2008

2009

2010

Single Family

Multifamily

Stimulus Package

The American Recovery and Reinvestment Act

$787 billion economic stimulus package signed by
President Obama on February 17, 2009

Cornerstone for Federal action to boost U.S. economy

$48 billion in new transportation investments

$27.5 billion for highways / bridge repair

$8.4 billion for public transportation

$1.5 billion for discretionary surface transportation

$1.3 billion for aviation system

$8 billion for passenger rail

“Shovel” ready programs to begin in 90 – 180 days

$65 to $70 billion estimated in construction-ready projects

PCA conservatively estimates 6 to 8 million tons of additional demand in 2009

Cement Demand Forecast

(9.1%)

9.5%

Source:  Portland Cement Associations’ most recent forecast

Impact of Stimulus on Cement Demand

(17.6%)
(11.7%)

(9.1%)
9.1%

9.5%
7.3%

Source:  Portland Cement Associations’ most recent forecast, adjusted for estimated impact of stimulus spending

5.9%

18.2%

(2.2%)

Analysis of Top 10 States Allocations

U. S. Concrete operates in 6 of the Top 10 states receiving funding

Affect on U.S. Concrete

Significantly increased marketing focus on public
works and infrastructure spending for the past
several months

Attempting to exploit current cost differential
between concrete and asphalt

Road paving

Parking lots

Aggressively bidding state DOT projects

Recently secured projects tied directly to the
Stimulus Plan

Numerous projects are currently being bid

Company End Use Markets

Annual Revenue Trend

$402.2

$426.9

$526.4

$736.5

$804.0

$754.3

Annual Revenue Trend

Revenue Mix by Major Market Trends

Revenue Mix by Major Market Trends

Financial Highlights

2008 Performance Summary Analysis

Note 1:  Included goodwill impairment expense, net of tax, of $119.8 million, $76.4 million and 26.8 million in 2008, 2007 and 2006, respectively

                                Goodwill EPS impact was ($3.17, ($1.99) and ($.72) per share for 2008, 2007, 2006, respectively

26

1

2008

2007

2006

2007 vs. 2008

2006 vs. 2008

Volume

6,517.0

7,176.0

6,679.0

-9.2%

-2.4%

Revenue

754.3

$

803.8

$

728.5

$

-6.2%

3.5%

EBITDA

40.7

$

75.4

$

74.7

$

-46.0%

-45.5%

EBITDA Margin

5.4%

9.4%

10.3%

-400

bps

-490

bps

Net Loss

1

(132.3)

$

(63.8)

$

(7.3)

$

N/A

N/A

EPS

1

(3.48)

$

(1.67)

$

(0.20)

$

N/A

N/A

Operating Cash Flow

30.1

$

44.3

$

39.5

$

-32.1%

-23.8%

Capital Expenditures, net

24.5

$

27.1

$

38.2

$

-9.6%

-35.9%

Free Cash Flow

5.7

$

17.2

$

1.3

$

-66.9%

338.5%

% Change

Full Year 2008 Highlights

Revenues were $754 million or 6.2% below 2007

Average ready-mix selling prices increased 2.7% compared to 2007

Prices held steady in northern California

Prices declined moderately in New Jersey and Michigan

Significant price improvement in west Texas, moderate increase in DFW

Significant efforts to improve pricing in Michigan and DFW markets underway

Ready-mix sales volumes declined 9.2% below 2007, and same-store-sales declined 12.1%

4Q08 volumes down 16.9% on a same-store-sales basis

EBITDA includes $4.5 million in cost control measures charges, $3.3 million in litigation accruals, $2.6 million in higher medical costs accrual and $3.3 million in higher incentive compensation accrual

We expect savings from cost control measures to approach $20 million in 2009

Capital expenditures, net of disposals, were $24.5 million, which is approximately $3 million below 2007 levels.  New ERP system approximates $9.6 million of expenditures in 2008
($1.9 million in 2007) and will be substantially lower in 2009.  2009 capital expenditures estimated at $10 million to $15 million

Full Year 2008 Highlights

Despite tough economic conditions we generated free cash
flow of $5.7 million

Yearend liquidity analysis

Cash balance of $5.3 million

Credit line outstanding of $11 million

Available credit of $91.1 million (net of $11.6 million of outstanding LOC’s)

Completed five (5) acquisitions in 2008 totaling $23.8 million in consideration

Completed 3.148 million share repurchase program for $6.6
million, a $2.10 per share average cost

Ready-Mixed Volume Analysis

4th Quarter

-16.9%

-13.7%

     Total

-3.1%

-3.1%

Other Units

-19.0%

-19.0%

Michigan

-14.7%

-14.7%

Central CA

-10.0%

5.6%

West Texas

-17.3%

-17.3%

DFW

-31.5%

-21.1%

New Jersey

vs. 2007

2007

Region

S-S-S 08

2008 vs

2008 vs.

S-S-S 08 vs

2007

2007

-9.6%

-15.3%

-11.7%

-11.7%

10.0%

-4.9%

-8.7%

-8.7%

-21.3%

-24.2%

-1.7%

-1.7%

-9.2%

-12.1%

Full Year

Company Ready-Mixed Average Selling Prices

% Change

0.7%

1.2%

Consolidated

1.2%

-2.4%

Michigan

-2.8%

-3.6%

Northern California

2.7%

-1.7%

New Jersey

0.0%

13.6%

West Texas

0.6%

2.6%

DFW

vs 3Q08

4Q08

vs 4Q07

4Q08

FY08

vs. FY07

2.8%

12.5%

-2.9%

1.0%

-2.8%

2.6%

% Change

Percent of Sales

Company Ready-Mixed Material Spread

31

0.9%

0.7%

Consolidated

6.0%

10.0%

Michigan

-3.8%

-3.6%

Northern California

-5.7%

-2.1%

New Jersey

4.9%

1.8%

West Texas

5.1%

7.6%

DFW

4Q08 vs 4Q07

4Q08 vs 3Q08

FY 2008 vs FY 2007

-4.0%

4.9%

-1.2%

-2.1%

-0.4%

-0.9%

Leverage Profile

(in thousands except where otherwise indicated)

December 31,

2008

December 31,

2007

Cash and Cash Equivalents

$

5

,

323

$

14,850

Total Debt

30

5,988

298,500

Net Debt

300,665

283,650

Stockholders’ Equity

67,976

205,825

LTM EBITDA (Bank Defined)

4

4,

881

74,874

LTM Fixed Ch

arges

2

8

,

494

29,879

Total Debt to LTM EBITDA

6

.

8

x

4.0x

Net Debt to LTM EBITDA

6

.

7

x

3.8x

Fixed charge coverage

1.1

x

2.5x

Weighted Average Cost of Debt

8.14

%

8.39%

Available borrowing capacity

(in

millions)

$

91.1

$

112.6

Goodwill Analysis

Goodwill

Under accounting regulations, we recorded a noncash goodwill impairment charge in 4Q08 of $135.3 due to the downturn in the economy, our expected future cash flow from our operating units, our common stock price (determining our enterprise value from a market perspective), our expected cost of capital and other valuation factors

No impact on our senior secured credit facility borrowing base computation or its limited financial covenants.

No impact on senior subordinated notes (except for limitation on restricted payments)

Remaining goodwill on balance sheet is $59 million

Cost Saving Initiatives

Cost Savings Initiatives Summary

Reduced fleet size by 9.0% from 2007 levels, including acquired trucks from acquisition program (106 ready-mixed concrete vehicles).  Greater than 15% reduction without acquisitions.  Annual savings approximate $4 million.

Excluding salaried personnel related to acquisitions, we have reduced our salaried workforce by 21.2% from 723 team members to 580 team members during 2008.  With acquisitions, we have 609 salaried team members as of December 31, 2008.  Reduced salaried work force by approximately 10% (73 team members) in November/December alone, saving $6.5 million annually.

Hourly workforce has been reduced by 13.2%, or 278 union and non union team members, from 12/31/07 statistics (excluding acquisition workforce).
Annual savings approximate $11 million at $40K per team member fully-
loaded.

Managing Through the Economic Cycle

Cost control initiatives continue

Headcount reductions

Reducing discretionary spending

Disposing of excess equipment

Temporarily idling plants

Controlling capital expenditures

Limiting external growth initiatives

Focusing on value-added and engineered sales program and
infrastructure projects

Key Company Strengths

Leading ready-mixed concrete market
share positions

5 regional markets

Effectively managing through economic
cycle

Strong balance sheet with solid liquidity

$5.3 million of cash at December 2008

$91.1 million of credit available

No significant financial covenants

Credit facility matures in 2011 and
Subordinated Notes due in 2014

Disclosure of Non-GAAP Financial Measures

  U.S. CONCRETE, INC.
ADDITIONAL STATISTICS
(In thousands, unless otherwise noted; unaudited)

                 We report our financial results in accordance with generally accepted accounting principles in the United States (“GAAP”).
However, our management believes that certain non-GAAP performance measures and ratios, which our management uses in managing our business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the table below for presentations of our adjusted EBITDA and adjusted EBITDA margin for years 2006 through 2008 and Free Cash Flow for the years 2006 through 2008.

                We define adjusted EBITDA as our net income (loss) from continuing operations plus the provision (benefit) for income taxes, net interest expense, and noncash impairments, depreciation, depletion and amortization. We define adjusted EBITDA margin as the amount determined by dividing adjusted EBITDA by total sales.  We have included adjusted EBITDA and adjusted EBITDA margin in the accompanying tables because they are often used by investors for valuation and for comparing our financial performance with the performance of other building material companies. We also use adjusted EBITDA to monitor and compare the financial performance of our operations.  Adjusted EBITDA does not give effect to the cash we must use to service our debt or pay our income taxes and thus does not reflect the funds actually available for capital expenditures.  In addition, our presentation of adjusted EBITDA may not be comparable to similarly titled measures other companies report.

                 We define Free Cash Flow as cash provided by (used in) operations less capital expenditures for property, plant and equipment, net of disposals. We consider Free Cash Flow to be an important indicator of our ability to service our debt and generate cash for acquisitions and other strategic investments.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our reported operating results or cash flow from operations or any other measure of performance prepared in accordance with GAAP.

Disclosure Non-GAAP Financial Measures

U.S. Concrete, Inc. and Subsidaries

Reconciliation of Net Loss to Adjusted EBITDA

(unaudited)

(amounts in thousands)

2008

2007

2006

Net loss from continuing operations

(132,297)

$

(63,760)

$

(7,333)

$

Addback:

     Interest Expense, net

27,056

27,978

21,588

     Income Tax Expense (Benefit)

(19,601)

48

1,378

     Asset and Goodwill Impairments

135,631

82,242

38,948

     Depreciation, Depletion, and Amortization Expense

29,902

28,882

20,141

Adjusted EBITDA

40,691

$

139,150

$

74,722

$

Adjusted EBITDA margin

5.4%

9.4%

10.3%

Disclosure of Non-GAAP Financial Measures

U.S. Concrete, Inc. and Subsidaries

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow

(amounts in millions)

2008

2007

2006

Net Cash Provided by Operating Activities

30.1

$

44.3

$

39.5

$

     Less:  Capital expenditures, net of disposals

(24.5)

(27.1)

(38.2)

Free Cash Flow

5.7

$

17.2

$

1.3

$

Disclosure Non-GAAP Financial Measures

U.S. Concrete, Inc. and Subsidaries

Reconciliation of Net Debt

(unaudited)

(amounts in thousands)

Year Ended

Year Ended

December 31, 2008

December 31, 2007

Total Debt, including current maturities and capital leas obligations

305,988

$

298,500

$

     Less cash and cash equivalents

5,323

14,850

Net Debt

300,665

$

283,650

$

Davenport & Company LLC
2009 Basic Industries Conference

March 5, 2009